MERIDIAN FUND, INC.®

Meridian Small Cap Growth Fund (the “Fund”)

Supplement dated May 31, 2018

to the Fund’s Class A, Class C, and Investor Summary Prospectuses and

Statutory Prospectus, and to the

Statement of Additional Information, each dated October 31, 2017

(as amended)

Effective as of the close of business on June 30, 2018, the Meridian Small Cap Growth Fund will no longer accept offers to purchase Class A, Class C, and Investor Class shares of the Fund, unless the purchase is made pursuant to or by:

•	Current Class A, Class C, and Investor Class shareholders;

•	Financial intermediaries and advisors investing on behalf of clients currently invested in the Fund;

•	Sponsors of wrap programs or model portfolios who include the Fund as part of a discretionary fee-based program or model portfolio on behalf of current and new clients with pre-approval by the ArrowMark Colorado Holdings, LLC (the “Adviser”);

•	Existing and new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option;

•	Investment consultants with clients currently invested in the Fund or an exception request for a new client opportunity has been pre-approved by the Adviser.

The Fund will continue to offer Institutional Class shares as described in the Fund’s prospectus and statement of additional information for that share class. The Fund’s Legacy Class shares will continue to be closed to new investors as described in the Fund’s prospectus and statement of additional information for that share class.

The Board of Directors (the “Board”) reserves the right to re-open the Class A, Class C, and Investor Class shares of the Fund to new investors at any time or to modify the extent to which future sales of shares are limited. The Fund reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed in this supplement that the Board determines does not benefit the Fund and its shareholders.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE